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                                                                   Exhibit 99(b)

                        KEYCORP STUDENT LOAN TRUST 1999-B
                          CERTIFICATEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
  Agreement (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------

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
Distribution Date: February 26, 2001

(i) Amount of principal being paid or distributed in respect of the Certificates:
                      $0.00
                  -------------
                 ($          -- , per $1,000 original principal amount of the Notes)
                  -------------

(ii)  (a) Amount of interest being paid or distributed in respect of the Certificates:
                  $1,227,466.01
                  -------------
                 ($   0.0000189 , per $1,000 original principal amount of the Notes)
                  -------------
      (a) Amount of interest being paid or distributed in respect of the
          Certificates Strip:
                  $   29,575.00
                  -------------
                 ($   0.0000005 , per $1,000 original principal amount of the Notes)
                  -------------
(iii) Amount of Certificateholders' Interest Index Carryover being or distributed
      (if any) and amount remaining (if any):
      (1)  (a)  Distributed to Certificateholders:
                      $0.00
                  -------------
                 ($          -- , per $1,000 original principal amount of the Certificates)
                  -------------
           (b)  Distributed to Certificateholders:
                      $0.00
                  -------------
                 ($          -- , per $1,000 original principal amount of the Certificates)
                  -------------
      (2)  (a)  Balance on Certificateholders:
                      $0.00
                  -------------
                 ($          -- , per $1,000 original principal amount of the Notes)
                  -------------
           (b)  Balance on Certificateholders:
                      $0.00
                  -------------
                 ($          -- , per $1,000 original principal amount of the Notes)
                  -------------

(iv)  Payments made under the Cap Agreement on such date: February 23, 2001
                                                         ------------------
                 (    $0.00     with respect to the Certificates,
                  -------------
                 (    $0.00     with respect to the Notes,
                  -------------
                 (    $0.00     outstanding amount owed to Cap Provider.
                  -------------

(v)   Pool Balance at end of related Collection Period: $885,792,433.77
                                                        ---------------

(vi)  After giving effect to distributions on this Distribution Date:
      (a)  (1)  Outstanding principal amount of Class A-1 Notes: $180,709,507.91
                                                                 ---------------
           (2)  Class A-1 Note Pool Factor:      0.64539110
                                                 ----------
      (b)  (1)  Outstanding principal amount of Class A-2 Notes: $625,000,000.00
                                                                 ---------------
           (2)  Class A-2 Note Pool Factor:      1.00000000
                                                 ----------
      (c)  (1)  Outstanding principal amount of Class M Notes:   $ 30,000,000.00
                                                                 ---------------
           (2)  Class M Note Pool Factor:        1.00000000
                                                 ----------
      (d)  (1)  Outstanding principal amount of Certificates:    $ 65,000,000.00
                                                                 ---------------
           (2)  Certificate Pool Factor:         1.00000000
                                                 ----------
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
(vii) Certificate Interest Rate:
      (a)  In general
           (1) Three-Month Libor was

                  0.0000000%  for the period from the Closing Date to but excluding 11/26/99 and
                  ---------
                  6.7506300%  for the period from and including 11/26/99 to but excluding 02/25/2000 and
                  ---------
           (2) The Student Loan Rate was: Not Applicable (1)
                                         -------------------
       (b) Certificate Interest Rate:          7.6506300% (Based on 3-Month LIBOR)
                                         ---------------

    (1) This Calculation not required unless Three-Month LIBOR for such Interest Period is 100 basis points greater than Three-Month LIBOR of the preceding Determination Date.

(viii)  Amount of Master Servicing Fee for  related Collection Period:  $1,128,311.01
                                                                        -------------
                   $0.000017359 , per $1,000 original principal amount of the Certificates.
                   ------------

(ix)    Amount of Administration Fee for related Collection Period: $3,000.00
                                                                   ----------
                   $0.046153846 , per $1,000 original principal amount of the Certificates.
                  -------------

(x)     (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:        $538,803.21
                                                                                                    -----------
        (b)  Delinquent Contracts                        # Disb.        %              $ Amount             %
                                                         -------      ----            -----------         ----
             30-60 Days Delinquent                        2,712       3.32%           $26,567,792         4.55%
             61-90 Days Delinquent                          953       1.16%           $ 8,597,873         1.47%
             91-120 Days Delinquent                         380       0.46%           $ 3,750,169         0.64%
             More than 120 Days Delinquent                  982       1.20%           $ 9,719,825         1.67%
             Claims Filed Awaiting Payment                  436       0.53%           $ 4,102,469         0.70%
                                                          -----       -----           -----------         -----
                TOTAL                                     5,463       6.68%           $52,738,128         9.04%

(xi)    Amount in the Reserve Account:            $16,187,314.10
                                                  --------------

(xii)   Amount in the Prefunding Account:         $ 4,709,633.84
                                                  --------------

(xiii)  Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used to acquire
             Subsequent Pool Student Loans:              0.00
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